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The Board of Directors
Delta Galil Industries Ltd.


Re: Accountants' Consent
    --------------------


We consent to the use in the Annual Report on Form 20-F of Delta Galil Industries Ltd. filed with the United States Securities and Exchange Commission, of our report dated May 5, 2003 on the consolidated balance sheets of Delta Galil Industries Ltd. and its subsidiaries as at December 31, 2002 and the consolidated statements of income, retained earnings and changes in financial position for the years ended December 31, 2002, 2001 and 2000 and to the incorporation by reference of such report into (i) the Registration Statement on Form F-3 (Registration No. 333-12984) and (ii) three Registration Statements on Form S-8 of Delta Galil Industries Ltd. (Registration Nos. 333-12608, 333-13716 and 333-102247).


                                                  /s/ Oren Horowitz & Co.
                                                      OREN - HOROWITZ & CO.

                                             Certified Public Accountants (Isr.)

3042-1202